Exhibit 10.4

EXECUTION VERSION

INCREMENTAL ACTIVATION NOTICE

May 18, 2016

To:	Bank of America, N.A.,

as Administrative Agent under the Credit Agreement referred to below

Reference is hereby made to the Amended and Restated Credit Agreement, dated as of March 18, 1999 and amended and restated on April 11, 2012 (as amended by Amendment No. 1, dated as of March 22, 2013, Amendment No. 2, dated as of April 22, 2013, the Term E Incremental Activation Notice, dated as of May 3, 2013, Amendment No. 3, dated as of June 27, 2013, the Term F Incremental Activation Notice, dated as of July 1, 2013, Amendment No. 4, dated as of September 12, 2014, the Term G Incremental Activation Notice, dated as of September 12, 2014, the Term H/I Loan Incremental Activation Notice, dated as of August 24, 2015, Amendment No. 5, dated as of August 24, 2015 (“Amendment No. 5”) and the Escrow Assumption Agreement, dated as of the date hereof, and as the same may be further amended, restated, modified and supplemented from time to time, the “Credit Agreement”) by and among CHARTER COMMUNICATIONS OPERATING, LLC, a Delaware limited liability company (“Borrower”), CCO HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), the LENDERS party thereto and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”).

This notice is an Incremental Activation Notice referred to in Sections 2.1(g) and (i) of the Credit Agreement. Effective as of the Incremental Facilities Effective Date (as defined below), the Borrower, the Administrative Agent, each of the Lenders signatory hereto and each Issuing Lender each hereby agree as follows:

ARTICLE ONE

DEFINED TERMS

Terms defined in the Credit Agreement are used herein as defined therein. In addition, the following terms have the meanings specified below:

“Incremental Facilities Effective Date”: the date on which the conditions specified in Article Five are satisfied.

“New Revolving Commitment”: as to any New Revolving Lender, the obligation of such Lender to make New Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed, as applicable, (a) the amount set forth opposite such Lender’s name under the heading “New Revolving Commitment” on Schedule I or (b) the amount set forth in any Assignment and Assumption to which such Lender is a party as an Assignee, in each case as the same may be changed from time to time pursuant to the terms hereof and of the Credit Agreement.

“New Revolving Lender”: each Lender that has a New Revolving Loan Commitment or that holds New Revolving Loans.

“New Revolving Loans”: revolving credit loans made pursuant to the New Revolving Commitments.

“New Revolving Termination Date”: with respect to the New Revolving Commitments, May 18, 2021.

“Term A Lender”: each Lender that holds a Term A Loan Commitment or that makes a Term A Loan.

“Term A Loan Commitment”: as to any Term A Lender, the obligation of such Lender to make Term A Loans in an aggregate principal amount not to exceed, as applicable, (a) the amount set forth opposite such Lender’s name under the heading “Term A Loan Commitment” on Schedule I or (b) the amount set forth in any Assignment and Assumption to which such Lender is a party as an Assignee, in each case as the same may be changed from time to time pursuant to the terms hereof and of the Credit Agreement. The Term A Loan Commitment of each Term A Lender shall automatically be permanently reduced by the amount of any Term A Loans made by it.

“Term A Maturity Date”: with respect to the Term A Loans (as defined below), May 18, 2021.

ARTICLE TWO

INCREMENTAL TERM LOANS

The terms of the Term A Loans established pursuant to this Incremental Activation Notice shall be identical to the terms of the Term Loans outstanding immediately prior to the effectiveness of this Incremental Activation Notice, subject to the following additional terms or as otherwise provided herein:

(a) Procedures for Borrowing. Subject to the terms and conditions hereof and in the Credit Agreement, each Term A Lender severally agrees to make a loan (the “Term A Loan”), in each case, on the Incremental Facilities Effective Date in an amount equal to its Term A Loan Commitment pursuant to a single borrowing. Each Term A Loan shall initially be the Type of Loan specified in the Notice of Borrowing delivered pursuant to clause (b) of Article Five below until otherwise converted or continued in accordance with the Credit Agreement.

(b) Incremental Term Maturity Date. The Incremental Term Maturity Date for the Term A Loans shall be the Term A Maturity Date.

(c) Amortization. The amortization schedule relating to Term A Loans is set forth in Annex A attached hereto.

(d) Applicable Margin. The Applicable Margin with respect to the Term A Loans shall be (i) 1.00% in the case of ABR Loans and (ii) 2.00% in the case of Eurodollar Loans.

(e) Designation. Term A Loans in the amount of $637,500,000 shall constitute Refinancing Term Loans.

(f) Participation in Mandatory Prepayments from Asset Sales. The Term A Loans shall participate to the fullest extent permitted by Section 2.9(a) of the Credit Agreement in any prepayment from amounts required to be applied to a prepay Term Loans pursuant to Section 2.9(a) of the Credit Agreement.

(g) Participation in Voluntary Prepayments. Voluntary repayments of the Term A Loans will be permitted at any time, without premium or penalty, subject to Section 2.18 of the Credit Agreement.

(h) Assignment and Participation of Loans. The Term A Loans shall be subject to the assignment and participation provisions applicable to Term Loans under Section 10.6 of the Credit Agreement.

ARTICLE THREE

NEW REVOLVING COMMITMENTS

The New Revolving Commitments are being established pursuant to Section 2.1(i)(A) of the Credit Agreement as Extended Revolving Commitments. The terms of the New Revolving Commitments established pursuant to this Incremental Activation Notice shall be identical to the terms of the Revolving Commitments outstanding immediately prior to the effectiveness of this Incremental Activation Notice, subject to the following additional terms or as otherwise provided herein:

(a) New Revolving Termination Date. The Revolving Termination Date for the New Revolving Commitments shall be the New Revolving Termination Date.

(b) Applicable Margin. The Applicable Margin with respect to the New Revolving Loans is (x) if CCI has a corporate family rating that is an Investment Grade Rating from at least two Rating Agencies, (i) 0.25% in the case of ABR Loans and (ii) 1.25% in the case of Eurodollar Loans or (y) otherwise, (i) 1.00% in the case of ABR Loans and (ii) 2.00% in the case of Eurodollar Loans.

(c) Fee Rates. The Commitment Fee Rate and fees in respect of participations in Letters of Credit (but giving effect to the definition of “Applicable Margin” set forth above), in each case, related to the New Revolving Commitments and loans thereunder, shall be identical to such terms applicable to the Revolving Commitments outstanding immediately prior to the effectiveness of this Incremental Activation Notice.

From and after the Incremental Facilities Effective Date, each Letter of Credit issued pursuant to the Revolving Commitments outstanding immediately prior to the effectiveness of this Incremental Activation Notice shall be deemed a Letter of Credit issued and outstanding pursuant to the New Revolving Commitments on the Incremental Facilities Effective Date.

ARTICLE FOUR

REPRESENTATION AND WARRANTIES; NO DEFAULTS

Each Loan Party represents and warrants to the Administrative Agent, each Issuing Lender and each of the Lenders party hereto that (i) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date (except for any representation and warranty that is made as of a specified earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default shall have occurred and be continuing on the date hereof or after giving effect to the Term A Loans, the Term A Commitments and the New Revolving Commitments.

ARTICLE FIVE

CONDITIONS TO EFFECTIVENESS

The effectiveness of this Incremental Activation Notice on the Incremental Facilities Effective Date is subject to satisfaction of the following conditions precedent:

(a) Counterparts of Agreement. The Administrative Agent shall have received duly executed and delivered counterparts (or written evidence thereof satisfactory to the Administrative Agent, which may include telecopy transmission of, as applicable, a signed signature page) of this Incremental Activation Notice from (i) each Loan Party, (ii) each Term A Lender and each Revolving Lender listed on Schedule I (collectively, the “Incremental Lenders”), and (iii) each Issuing Lender.

(b) Notice of Borrowing. The Administrative Agent shall have received a duly completed Notice of Borrowing for the Term A Loans to be borrowed on the Incremental Facilities Effective Date.

(c) Opinion of Counsel to the Loan Parties. The Administrative Agent shall have received an opinion addressed to the Administrative Agent and the Lenders party to the Credit Agreement, dated the Incremental Facilities Effective Date, of Kirkland & Ellis LLP, counsel to the Loan Parties, covering such matters as the Administrative Agent and the Incremental Lenders may reasonably request.

(d) Notice of Termination of Existing Revolving Facility and Prepayment of Term A-1 Loans. The Administrative Agent shall have received a notice of termination of the Revolving Commitments and prepayment of Term A-1 Loans (the “Notice of Termination and Prepayment”), in each case, outstanding immediately prior to the effectiveness of this Incremental Activation Notice, which Notice of Termination and Prepayment will terminate the Revolving Commitments concurrently upon the effectiveness of the New Revolving Commitments and provide for the permanent prepayment of Term A-1 Loans by the Borrower from a portion of the proceeds of the Term A Loan Commitments.

(e) Acquisition. The acquisition of Time Warner Cable Inc. (“TWC”) by Charter Communications, Inc. (“CCI”) shall have been consummated in accordance with, and pursuant to, that certain Agreement and Plan of Mergers, dated as of May 23, 2015, among TWC, CCI and the other parties thereto (without any amendment, modification or waiver thereof or any consent thereunder which is materially adverse to the Borrower or the Incremental Lenders without the prior written consent of the Incremental Lenders).

(f) Solvency Certificate. The Administrative Agent shall have received from the chief financial officer of the Borrower a certificate in form and substance reasonably satisfactory to the Administrative Agent certifying that the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the incurrence of the New Revolving Loans and the Term A Loans and the payment of all fees and expenses in connection therewith, are Solvent.

ARTICLE SIX

CONSENT TO AMENDMENT NO. 5

Each of the New Revolving Lenders and Term A Lenders, in its capacity as such, shall be deemed to have consented to Amendment No. 5.

ARTICLE SEVEN

MISCELLANEOUS

(a) Expenses. To the extent contemplated by Section 10.5 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent and each other Agent for its reasonable out of pocket expenses in connection with this Incremental Activation Notice and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.

(b) Effect of Incremental Activation Notice. Except as expressly set forth herein, this Incremental Activation Notice shall not by implication or otherwise limit, impair, constitute an amendment of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Loan Party reaffirms its obligations under the Loan Documents to which it is party and the validity of the Liens granted by it pursuant to the Collateral Documents. From and after the Incremental Facilities Effective Date, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Credit Agreement as supplemented by this Incremental Activation Notice.

(c) Counterparts; Integration; Effectiveness. This Incremental Activation Notice may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Incremental Activation Notice shall become effective when this Incremental Activation

Notice shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof and thereof which, when taken together, bear the signatures of each of the other parties hereto and thereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Incremental Activation Notice by telecopy or by other electronic means shall be effective as delivery of an original executed counterpart of this Incremental Activation Notice.

(d) Governing Law. This Incremental Activation Notice and the rights and obligations of the parties under this Incremental Activation Notice shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

(e) Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Incremental Activation Notice and shall not affect the construction of, or be taken into consideration in interpreting, this Incremental Activation Notice.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

CCO HOLDINGS, LLC

By:	/s/ Thomas M. Degnan
	Name:	Thomas M. Degnan
	Title:	Senior Vice President-Finance and Corporate Treasurer

CHARTER COMMUNICATIONS OPERATING, LLC

By:	/s/ Thomas M. Degnan
	Name:	Thomas M. Degnan
	Title:	Senior Vice President-Finance and Corporate Treasure

THE SUBSIDIARY GUARANTORS LISTED ON
SCHEDULE II HERETO

By:	/s/ Thomas M. Degnan
	Name:	Thomas M. Degnan
	Title:	Senior Vice President-Finance and Corporate Treasurer

[Signature Page to Activation Notice]

BANK OF AMERICA, N.A.,
as a Term A Lender

By:	/s/ Eric Ridgway
	Name:	Eric Ridgway
	Title:	Director

[Signature Page to Activation Notice]

BANK OF AMERICA, N.A.,
as a Revolving Lender

By:	/s/ Eric Ridgway
	Name:	Eric Ridgway
	Title:	Director

[Signature Page to Activation Notice]

Credit Suisse AG, Cayman Islands Branch,
as a Term A Lender

By:	/s/ Judith Smith
	Name:	Judith Smith
	Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
	Name:	D. Andrew Maletta
	Title:	Authorized Signatory

[Signature Page to Activation Notice]

Credit Suisse AG, Cayman Islands Branch,
as a Revolving Lender

By:	/s/ Judith Smith
	Name:	Judith Smith
	Title:	Authorized Signatory

By:	/s/ D. Andrew Maletta
	Name:	D. Andrew Maletta
	Title:	Authorized Signatory

[Signature Page to Activation Notice]

GOLDMAN SACHS BANK USA,
as a Term A Lender

By:	/s/ Robert Ehudin
	Name:	Robert Ehudin
	Title:	Authorized Signatory

[Signature Page to Activation Notice]

GOLDMAN SACHS BANK USA,
as a Revolving Lender

By:	/s/ Robert Ehudin
	Name:	Robert Ehudin
	Title:	Authorized Signatory

[Signature Page to Activation Notice]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Term A Lender

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

[Signature Page to Activation Notice]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Revolving Lender

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

[Signature Page to Activation Notice]

UBS AG, STAMFORD BRANCH,
as a Term A Lender

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By:	/s/ Denise Bushee
	Name:	Denise Bushee
	Title:	Associate Director

[Signature Page to Activation Notice]

UBS AG, STAMFORD BRANCH,
as a Revolving Lender

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

By:	/s/ Denise Bushee
	Name:	Denise Bushee
	Title:	Associate Director

[Signature Page to Activation Notice]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Term A Lender

By:	/s/ David M. Mallett
	Name:	David M. Mallett
	Title:	Managing Director

[Signature Page to Activation Notice]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ David M. Mallett
	Name:	David M. Mallett
	Title:	Managing Director

[Signature Page to Activation Notice]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Term A Lender

By:	/s/ Ola Anderssen
	Name:	Ola Anderssen
	Title:	Director

[Signature Page to Activation Notice]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Revolving Lender

By:	/s/ Ola Anderssen
	Name:	Ola Anderssen
	Title:	Director

[Signature Page to Activation Notice]

THE BANK OF NOVA SCOTIA
as a Term A Lender

By:	/s/ Paula J. Czach
	Name:	Paula J. Czach
	Title:	Managing Director

[Signature Page to Activation Notice]

THE BANK OF NOVA SCOTIA
as a Revolving Lender

By:	/s/ Paula J. Czach
	Name:	Paula J. Czach
	Title:	Managing Director

[Signature Page to Activation Notice]

MIZUHO BANK, LTD.,
as a Term A Lender

By:	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Authorized Signatory

[Signature Page to Activation Notice]

MIZUHO BANK, LTD.,
as a Revolving Lender

By:	/s/ Bertram H. Tang
	Name:	Bertram H. Tang
	Title:	Authorized Signatory

[Signature Page to Activation Notice]

ROYAL BANK OF CANADA,
as a Term A Lender

By:	/s/ D.W. Scott Johnson
	Name:	D.W. Scott Johnson
	Title:	Authorized Signatory

[Signature Page to Activation Notice]

ROYAL BANK OF CANADA,
as a Revolving Lender

By:	/s/ D.W. Scott Johnson
	Name:	D.W. Scott Johnson
	Title:	Authorized Signatory

[Signature Page to Activation Notice]

SUNTRUST BANK, as a Term A Lender

By:	/s/ Nick Hahn
	Name:	Nick Hahn
	Title:	Managing Director

[Signature Page to Activation Notice]

SUNTRUST BANK, as a Revolving Lender

By:	/s/ Nick Hahn
	Name:	Nick Hahn
	Title:	Managing Director

[Signature Page to Activation Notice]

SUMITOMO MITSUI BANKING CORP.,
as a Term A Lender

By:	/s/ David W. Kee
	Name:	David W. Kee
	Title:	Managing Director

[Signature Page to Activation Notice]

SUMITOMO MITSUI BANKING CORP.,
as a Revolving Lender

By:	/s/ David W. Kee
	Name:	David W. Kee
	Title:	Managing Director

[Signature Page to Activation Notice]

Toronto Dominion (Texas) LLC,
as a Term A Lender

By:	/s/ Savo Bozic
	Name:	Savo Bozic
	Title:	Authorized Signatory

[Signature Page to Activation Notice]

Toronto Dominion (Texas) LLC,
as a Revolving Lender

By:	/s/ Savo Bozic
	Name:	Savo Bozic
	Title:	Authorized Signatory

[Signature Page to Activation Notice]

Credit Agricolé Corporate and Investment Bank,
as a Term A Lender

By:	/s/ Tanya Crossley
	Name:	Tanya Crossley
	Title:	Managing Director

By:	/s/ Kestrina Budina
	Name:	Kestrina Budina
	Title:	Director

[Signature Page to Activation Notice]

Credit Agricolé Corporate and Investment Bank,
as a Revolving Lender

By:	/s/ Tanya Crossley
	Name:	Tanya Crossley
	Title:	Managing Director

By:	/s/ Kestrina Budina
	Name:	Kestrina Budina
	Title:	Director

[Signature Page to Activation Notice]

U.S. BANK NATIONAL ASSOCIATION,
as a Term A Lender

By:	/s/ Susan Bader
	Name:	Susan Bader
	Title:	Vice President

[Signature Page to Activation Notice]

U.S. BANK NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ Susan Bader
	Name:	Susan Bader
	Title:	Vice President

[Signature Page to Activation Notice]

Citibank, N.A.,
as a Term A Lender

By:	/s/ Elizabeth Minnella Gonzalez
	Name:	Elizabeth Minnella Gonzalez
	Title:	Managing Director & Vice President

[Signature Page to Activation Notice]

Citibank, N.A.,
as a Revolving Lender

By:	/s/ Elizabeth Minnella Gonzalez
	Name:	Elizabeth Minnella Gonzalez
	Title:	Managing Director & Vice President

[Signature Page to Activation Notice]

JPMorgan Chase Bank, N.A.,
as a Term A Lender

By:	/s/ Tina Ruyter
	Name:	Tina Ruyter
	Title:	Executive Director

[Signature Page to Activation Notice]

JPMorgan Chase Bank, N.A.,
as a Revolving Lender

By:	/s/ Tina Ruyter
	Name:	Tina Ruyter
	Title:	Executive Director

[Signature Page to Activation Notice]

Morgan Stanley Bank, NA.,
as a Term A Lender

By:	/s/ Jonathan Kerner
	Name:	Jonathan Kerner
	Title:	Authorized Signatory

[Signature Page to Activation Notice]

Morgan Stanley Bank, NA.,
as a Revolving Lender

By:	/s/ Jonathan Kerner
	Name:	Jonathan Kerner
	Title:	Authorized Signatory

[Signature Page to Activation Notice]

ACKNOWLEDGED AND ACCEPTED:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Don B. Pinzon
	Name:	Don B. Pinzon
	Title:	Vice President

[Signature Page to Activation Notice]

BANK OF AMERICA, N.A.,
as Issuing Lender

By:	/s/ Eric Ridgeway
	Name:	Eric Ridgway
	Title:	Director

[Signature Page to Activation Notice]

JPMORGAN CHASE BANK, N.A.,
as Issuing Lender

By:	/s/ Tina Ruyter
	Name:	Tina Ruyter
	Title:	Executive Director

[Signature Page to Activation Notice]

Schedule I

Term A Loan Commitments and Revolving Commitments

on Incremental Facilities Effective Date

Term A Lender / Revolving Lender	Term A Loan Commitment	Revolving Commitment
Bank of America, N.A.	$183,268,074.54	$211,453,744.12
Credit Suisse AG, Cayman Islands Branch	$183,268,074.88	$211,453,744.49
Goldman Sachs Bank USA	$185,643,074.88	$211,453,744.49
Deutsche Bank AG New York Branch	$183,268,074.88	$211,453,744.49
UBS AG, Stamford Branch	$186,893,074.88	$211,453,744.49
Wells Fargo Bank, National Association	$188,546,255.51	$211,453,744.49
The Bank of Tokyo–Mitsubishi UFJ, Ltd.	$164,977,973.57	$185,022,026.43
The Bank of Nova Scotia	$164,977,973.57	$185,022,026.43
Mizuho Bank, Ltd.	$164,977,973.57	$185,022,026.43
Royal Bank of Canada	$161,977,973.57	$185,022,026.43
SunTrust Bank	$161,352,973.57	$185,022,026.43
Sumitomo Mitsui Banking Corporation	$122,456,229.03	$137,334,088.63
Toronto Dominion (Texas) LLC	$122,456,229.03	$137,334,088.63
Credit Agricolé Corporate and Investment Bank	$122,456,229.03	$137,334,088.63
U.S. Bank National Association	$119,456,229.03	$137,334,088.63
Citibank, N.A.	$92,418,458.00	$107,148,542.00
JPMorgan Chase Bank, N.A.	$84,420,639.39	$97,875,993.83
Morgan Stanley Bank, NA.	$44,684,489.07	$51,806,510.93

Total	$2,637,500,000.00	$3,000,000,000.00

Schedule I-1

Schedule II

Subsidiary Guarantors

1.	American Cable Entertainment Company, LLC
2.	Athens Cablevision, LLC
3.	Ausable Cable TV, LLC
4.	Bresnan Broadband Holdings, LLC
5.	Bresnan Broadband of Colorado, LLC
6.	Bresnan Broadband of Montana, LLC
7.	Bresnan Broadband of Utah, LLC
8.	Bresnan Broadband of Wyoming, LLC
9.	Bresnan Communications, LLC
10.	Bresnan Digital Services, LLC
11.	Bresnan Microwave of Montana, LLC
12.	Cable Equities Colorado, LLC
13.	Cable Equities of Colorado Management LLC
14.	CC 10, LLC
15.	CC Fiberlink, LLC
16.	CC Michigan, LLC
17.	CC Systems, LLC
18.	CC V Holdings, LLC
19.	CC VI Fiberlink, LLC
20.	CC VI Operating Company, LLC
21.	CC VII Fiberlink, LLC
22.	CC VIII Fiberlink, LLC
23.	CC VIII Holdings, LLC
24.	CC VIII Operating, LLC
25.	CC VIII, LLC
26.	CCO Fiberlink, LLC
27.	CCO Holdco Transfers VII, LLC
28.	CCO LP, LLC
29.	CCO NR Holdings, LLC
30.	CCO Purchasing, LLC
31.	CCO SoCal I, LLC
32.	CCO SoCal II, LLC
33.	CCO SoCal Vehicles, LLC
34.	CCO Transfers, LLC
35.	Charter Advanced Services (AL), LLC
36.	Charter Advanced Services (CA), LLC
37.	Charter Advanced Services (CO), LLC
38.	Charter Advanced Services (CT), LLC
39.	Charter Advanced Services (GA), LLC
40.	Charter Advanced Services (IL), LLC
41.	Charter Advanced Services (IN), LLC
42.	Charter Advanced Services (KY), LLC
43.	Charter Advanced Services (LA), LLC

Schedule II-1

44.	Charter Advanced Services (MA), LLC
45.	Charter Advanced Services (MD), LLC
46.	Charter Advanced Services (MI), LLC
47.	Charter Advanced Services (MN), LLC
48.	Charter Advanced Services (MO), LLC
49.	Charter Advanced Services (MS), LLC
50.	Charter Advanced Services (MT), LLC
51.	Charter Advanced Services (NC), LLC
52.	Charter Advanced Services (NE), LLC
53.	Charter Advanced Services (NH), LLC
54.	Charter Advanced Services (NV), LLC
55.	Charter Advanced Services (NY), LLC
56.	Charter Advanced Services (OH), LLC
57.	Charter Advanced Services (OR), LLC
58.	Charter Advanced Services (PA), LLC
59.	Charter Advanced Services (SC), LLC
60.	Charter Advanced Services (TN), LLC
61.	Charter Advanced Services (TX), LLC
62.	Charter Advanced Services (UT), LLC
63.	Charter Advanced Services (VA), LLC
64.	Charter Advanced Services (VT), LLC
65.	Charter Advanced Services (WA), LLC
66.	Charter Advanced Services (WI), LLC
67.	Charter Advanced Services (WV), LLC
68.	Charter Advanced Services (WY), LLC
69.	Charter Advanced Services VIII (MI), LLC
70.	Charter Advanced Services VIII (MN), LLC
71.	Charter Advanced Services VIII (WI), LLC
72.	Charter Advertising of Saint Louis, LLC
73.	Charter Cable Operating Company, LLC
74.	Charter Cable Partners, LLC
75.	Charter Communications Entertainment I, LLC
76.	Charter Communications Entertainment II, LLC
77.	Charter Communications Entertainment, LLC
78.	Charter Communications of California, LLC
79.	Charter Communications Operating Capital Corp.
80.	Charter Communications Properties LLC
81.	Charter Communications V, LLC
82.	Charter Communications Ventures, LLC
83.	Charter Communications VI, L.L.C.
84.	Charter Communications VII, LLC
85.	Charter Communications, LLC
86.	Charter Distribution, LLC
87.	Charter Fiberlink – Alabama, LLC
88.	Charter Fiberlink – Georgia, LLC
89.	Charter Fiberlink – Illinois, LLC

Schedule II-2

90.	Charter Fiberlink – Maryland II, LLC
91.	Charter Fiberlink – Michigan, LLC
92.	Charter Fiberlink – Missouri, LLC
93.	Charter Fiberlink – Nebraska, LLC
94.	Charter Fiberlink – Pennsylvania, LLC
95.	Charter Fiberlink – Tennessee, LLC
96.	Charter Fiberlink AR-CCVII, LLC
97.	Charter Fiberlink CA-CCO, LLC
98.	Charter Fiberlink CC VIII, LLC
99.	Charter Fiberlink CCO, LLC
100.	Charter Fiberlink CT-CCO, LLC
101.	Charter Fiberlink LA-CCO, LLC
102.	Charter Fiberlink MA-CCO, LLC
103.	Charter Fiberlink MS-CCVI, LLC
104.	Charter Fiberlink NC-CCO, LLC
105.	Charter Fiberlink NH-CCO, LLC
106.	Charter Fiberlink NV-CCVII, LLC
107.	Charter Fiberlink NY-CCO, LLC
108.	Charter Fiberlink OH-CCO, LLC
109.	Charter Fiberlink OR-CCVII, LLC
110.	Charter Fiberlink SC-CCO, LLC
111.	Charter Fiberlink TX-CCO, LLC
112.	Charter Fiberlink VA-CCO, LLC
113.	Charter Fiberlink VT-CCO, LLC
114.	Charter Fiberlink WA-CCVII, LLC
115.	Charter Helicon, LLC
116.	Charter Home Security, LLC
117.	Charter Leasing Holding Company, LLC
118.	Charter Leasing of Wisconsin, LLC
119.	Charter RMG, LLC
120.	Charter Stores FCN, LLC
121.	Charter Video Electronics, LLC
122.	Falcon Cable Communications, LLC
123.	Falcon Cable Media, a California Limited Partnership
124.	Falcon Cable Systems Company II, L.P.
125.	Falcon Cablevision, a California Limited Partnership
126.	Falcon Community Cable, L.P.
127.	Falcon Community Ventures I Limited Partnership
128.	Falcon First Cable of the Southeast, LLC
129.	Falcon First, LLC
130.	Falcon Telecable, a California Limited Partnership
131.	Falcon Video Communications, L.P.
132.	Helicon Partners I, L.P.
133.	Hometown T.V., LLC
134.	HPI Acquisition Co. LLC
135.	Interlink Communications Partners, LLC

Schedule II-3

136.	Long Beach, LLC
137.	Marcus Cable Associates, L.L.C.
138.	Marcus Cable of Alabama, L.L.C.
139.	Marcus Cable, LLC
140.	Midwest Cable Communications, LLC
141.	Peachtree Cable TV, L.P.
142.	Peachtree Cable TV, LLC
143.	Phone Transfers (AL), LLC
144.	Phone Transfers (CA), LLC
145.	Phone Transfers (GA), LLC
146.	Phone Transfers (NC), LLC
147.	Phone Transfers (TN), LLC
148.	Phone Transfers (VA), LLC
149.	Plattsburgh Cablevision, LLC
150.	Renaissance Media LLC
151.	Rifkin Acquisition Partners, LLC
152.	Robin Media Group, LLC
153.	Scottsboro TV Cable, LLC
154.	Tennessee, LLC
155.	The Helicon Group, L.P.
156.	Vista Broadband Communications, LLC
157.	VOIP Transfers (AL), LLC
158.	VOIP Transfers (CA) LLC
159.	VOIP Transfers (GA), LLC
160.	VOIP Transfers (NC), LLC
161.	VOIP Transfers (TN), LLC
162.	VOIP Transfers (VA), LLC

Schedule II-4

Annex A

The Term A Loans of each Term A Lender shall mature in 21 consecutive installments following the Incremental Facilities Effective Date on the dates and in the aggregate amounts for all Term A Loans set forth below (it being understood that, in addition to reductions resulting from optional and mandatory prepayments in accordance with Section 2.8 and Section 2.9 of the Credit Agreement, the aggregate principal amount of amortization payable by the Borrower with respect to all Term A Loans on any such date shall be reduced proportionately as a result of any future conversion of Term A Loans to Extended Term Loans following the Incremental Facilities Effective Date and prior to such date of payment):

Installment Date	Installment Amount

June 30, 2016	$32,968,750
September 30, 2016	$32,968,750
December 31, 2016	$32,968,750
March 31, 2017	$32,968,750
June 30, 2017	$32,968,750
September 30, 2017	$32,968,750
December 31, 2017	$32,968,750
March 31, 2018	$32,968,750
June 30, 2018	$32,968,750
September 30, 2018	$32,968,750
December 31, 2018	$32,968,750
March 31, 2019	$32,968,750
June 30, 2019	$65,937,500
September 30, 2019	$65,937,500
December 31, 2019	$65,937,500
March 31, 2020	$65,937,500
June 30, 2020	$65,937,500
September 30, 2020	$65,937,500
December 31, 2020	$65,937,500
March 31, 2021	$65,937,500
Term A Maturity Date:	$1,714,375,000

Annex A-1